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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W1)


                             ARGENT SECURITIES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                   333-105957              77-0599834
           --------                   ----------              ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On August 5, 2003, a series of certificates, entitled Argent Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-W1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class M-1 Certificates," "Class M-2 Certificates," Class "M-3 Certificates," "Class M-4 Certificates," "Class M-5 Certificates", "Class MF-6 Certificates", "Class MV-6 Certificates", "Class CE Certificates," "Class P Certificates" and "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $971,937,266 as of August 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated August 1, 2003, between Ameriquest Mortgage Company and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class "M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class MF-6 Certificates and Class MV-6 Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an Underwriting Agreement, dated August 1, 2003 (the "Placement Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


             INITIAL CERTIFICATE      PASS-                      INITIAL CERTIFICATE   PASS-THROUGH
   CLASS    PRINCIPAL BALANCE(1)     THROUGH        CLASS       PRINCIPAL BALANCE(1)      RATE(2)
                                     RATE(2)
-------------------------------------------------------------------------------------------------------
    A-1     $ 750,808,000           Variable(2)       M-3      $   12,723,000              Variable(2)
    A-2     $  39,394,000           Variable(2)       M-4      $   12,723,000              Variable(2)
    A-3     $ 100,000,000           Variable(2)       M-5      $   11,451,000              Variable(2)
    A-4     $ 126,050,000           Variable(2)       MV-6     $    7,995,000              Variable(2)
    A-5     $  68,353,000           Variable(2)       MF-6     $    6,000,000              6.00% per
                                                                                           annum
    M-1     $  69,975,000           Variable(2)
    M-2     $  44,528,000           Variable(2)
=======================================================================================================

(1) Approximate.


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                                      -3-

(2) The pass-through rate on each class of Offered Certificates is generally based on one-month LIBOR plus an applicable margin, subject to increase and subject to a rate cap calculated based on the weighted average expense adjusted net mortgage rate of the mortgage loans, as further described in the prospectus supplement under "Description of the Certificates--Pass-Through Rates."

            The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 1, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 1, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                      -4-


Item 7.                                     Financial Statements and Exhibits
                                            ---------------------------------

                                            (a)
Not applicable

                                            (b)
Not applicable

                                            (c)
Exhibits

         Exhibit No.                        Description
         -----------                        -----------
              4.1                           Pooling and Servicing Agreement,
                                            dated as of August 1, 2003, by and
                                            among Argent Securities Inc. as
                                            Depositor, Ameriquest Mortgage
                                            Company as Master Servicer and
                                            Deutsche Bank National Trust Company
                                            as Trustee relating to the Series
                                            2003- W1 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 12, 2003


                                                ARGENT SECURITIES INC.


                                                By: /s/ John P. Grazer
                                                    ----------------------
                                                Name:   John P. Grazer
                                                Title:  CFO




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                                Index to Exhibits
                                -----------------




                                                                    Sequentially
Exhibit No.                            Description                 Numbered Page
-----------                            -----------                 -------------
    4.1      Pooling and Servicing Agreement, dated as of August 1,     7
             2003, by and among Argent Securities Inc. as Depositor, Ameriquest Mortgage Company as Master
             Servicer and Deutsche Bank National Trust Company as
             Trustee relating to the Series 2003-W1 Certificates.